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MTBC.com A Unique Healthcare IT Company®

(Nasdaq Global Market: MTBC, MTBCP)

Third Quarter 2019 Results

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "anticipate", "believe", "continue", "could", "estimate", "expect", "goals", "intend", "likely", "may", "plan", "potential", "predict", "project", "will" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating recent acquisitions and other acquired businesses into our infrastructure;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in Pakistan and Sri Lanka in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Protect and enforce intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as executive chairman, all of which are critical to our ongoing operations, growing our business and integrating of our newly acquired businesses;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank and other future debt facilities;
- Pay our monthly preferred dividends to the holders of our Series A Preferred Stock;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have; and;
- Keep and increase market acceptance of our products and services.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In our earnings releases, prepared remarks, conference calls, slide presentations, and webcasts, we may use or discuss non-GAAP financial measures, as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in the Appendix to this presentation. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investor Relations section of our web site at ir.mtbc.com.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Hosts for MTBC Third Quarter 2019 Earnings Call

Mahmud Haq	*Executive Chairman*
Shruti Patel	*General Counsel*
Stephen Snyder	*Chief Executive Officer*
A. Hadi Chaudhry	*President*
Bill Korn	*Chief Financial Officer*

Revenue Growth

Historical and 2019 Guidance



$63-65
$50.5
$31.8
$24.5
$23.1
$18.3
$10.5
Range
Guidance
Actual
9 month Actual
2013
2014
2015
2016
2017
2018
2019 Guidance

($ in millions)

2019 YTD Revenue Growth



+43%
$48.7
$34.0
YTD 2018
YTD 2019

($ in millions)

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results. Also, see reconciliations of non-GAAP results in the Appendix.

Customer Acquisition Strategies, Overview

Purchasing Customers from Competitors



Partnering with Competitors



Traditional Organic Growth



Complimentary, Parallel Growth Strategies

Customer Acquisition: Purchasing Customers from or Partnering with Competitors

- Highly fragmented market with more than 1,500 competitors
- Most experienced acquirer in the RCM segment of the market
- Uniquely positioned with the team, technology, systems and capital required to successfully acquire and integrate RCM and HCIT companies
- Purchasing customers from our competitors under our optimal valuation level and structure enables more rapid growth at a more competitive CAC than that which prevails in our industry
- Continue to employ a disciplined, patient approach in order to select the optimal targets


2019 Acquisition Opportunities Pipeline
More Volume and Flow
• Deal pipeline has more velocity than ever, as we actively review an average of one opportunity per week
More Lead Sources
•Opportunities sourced from nearly 20 unique bankers/intermediaries, extending in-house outreach activities
More Optionality
•Since ~65% of targets have sub-optimal revenues, we are pursuing mutually beneficial partnerships with smaller targets

Customer Acquisition: Traditional Organic Growth

- **Additional resources:** Ramp-up of new sales and marketing team members; bonus structure of client success team members revamped by centering it on growth

- **Product Enhancements:** New and enhanced solutions enable additional cross-selling

- **Optionality:** Co-sourcing and similar new approaches are enabling closings of larger, higher margin relationships



Request for information
Group purchasing organization
Telemedicine
talkEHR
Full RCM
Credentialing and coding
Clearinghouse solution

Adjusted EBITDA Growth

Historical and 2019 Guidance


$8-10
$4.8
$2.3
($1.7)
($0.7)
($0.6)
2014
2015
2016
2017
2018
2019
Guidance
Range
Guidance
Actual
9 month
Actual

($ in millions)

2019 YTD Adj. EBITDA Growth


+57%
$3.4
$5.3
10%
margin
11%
margin
YTD 2018
YTD 2019

($ in millions)

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results. Also, see reconciliations of non-GAAP results in the Appendix.

MTBC A Unique Healthcare IT Company .com


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PATIENT DETAILS
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VITAL SIGNS
MEDICAL HISTORY
Allergies
No Known Allergies
Current Medications
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3. Omeprazole 40 mg capsule
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First 9 Months 2019 Highlights

Revenue
+43%


$34.0
$48.7
YTD 2018
YTD 2019

Net loss
-23%


(5%)
margin
(2%)
margin
($1.2)
($1.6)
YTD 2018
YTD 2019

Adjusted net income
+75%


$4.3
$2.5
7%
margin
9%
margin
YTD 2018
YTD 2019

Adjusted EBITDA
+57%


$5.3
$3.4
10%
margin
11%
margin
YTD 2018
YTD 2019

($ in millions. Percent change reflects YTD 2018 to YTD 2019)

See reconciliations of non-GAAP results in the Appendix

First 9 Months 2019 Financial Results

YTD 2019 Results

		YTD 2019 Results
• **Revenue**	43% growth over YTD 2018	**$48.7 M**
• **Net loss**	Loss decreased by 23% compared to YTD 2018 • Non-cash depreciation and amortization was $2.4 M, approximately double the net loss for the period	**($1.2 M)**
• **Adjusted EBITDA**	57% growth compared to YTD 2018	**$5.3 M**
• **Adjusted net income**	75% growth compared to YTD 2018; $0.35 per share	**$4.3 M**
• **Cash flow from operations**	Flat with YTD 2018	**$4.8 M**

See reconciliations of non-GAAP results in the Appendix

Third Quarter 2019 Highlights



Revenue
-1%
$17.0
$16.9
Q3 2018
Q3 2019
Operating (loss) income
-138%
$0.7
4% margin
(10%) margin
($1.8)
Q3 2018
Q3 2019
Net loss
-92%
($0.1)
(11%) margin
(1%) margin
($1.8)
Q3 2018
Q3 2019
Adjusted net income
+337%
$2.2
$0.5
3% margin
13% margin
Q3 2018
Q3 2019
Adjusted EBITDA
+200%
$2.6
$0.9
5% margin
15% margin
Q3 2018
Q3 2019

($ in millions. Percent change reflects Q3 2018 to Q3 2019)

See reconciliations of non-GAAP results in the Appendix

Third Quarter 2019 Financial Results

		Q3 2019 Results
• **Revenue**	1% decline over Q3 2018 • Third quarter 2018 had one-time revenue from Orion acquisition	**$16.9 M**
• **Operating income**	Improvement of $2.5 million compared to Q3 2018	**$0.7 M**
• **Adjusted operating income**	283% growth over Q3 2018	**$2.3 M**
• **Net loss**	92% improvement compared to Q3 2018	**($0.1 M)**
• **Adjusted EBITDA**	200% growth compared to Q3 2018	**$2.6 M**
• **Adjusted net income**	337% growth compared to Q3 2018	**$2.2 M**

Revenue Growth: 2013 – 2018 *plus* 2019 guidance



($ in millions)
2013 – 2018 Historical CAGR: 37%
$10.5
$18.3
$23.1
$24.5
$31.8
$50.5
$63-65
2013
2014
2015
2016
2017
2018
2019 Guidance
Range
Guidance
Actual
9 month Actual

2019 Revenue		
Q1 2019	$	15.1
Q2 2019		16.7
Q3 2019		16.9
YTD 2019		**48.7**
FYE 2019	**$**	**63 - 65**

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

Adjusted EBITDA: 2014 – 2018 *plus* 2019 guidance



($ in millions)
$8-10
Range
Guidance
Actual
9 month Actual
$4.8
$2.3
($1.7)
($0.7)
($0.6)
2014
2015
2016
2017
2018
2019 Guidance

2019 adjusted EBITDA	
Q1 2019	$ 1.6
Q2 2019	1.1
Q3 2019	2.6
YTD 2019	**5.3**
FYE 2019	**$ 8 - 10**

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

See reconciliations of non-GAAP results in the Appendix

For More Information

Corporate Website	www.mtbc.com
Investor Relations Events/Presentations page	ir.mtbc.com/events
Investor Inquiries	Bill Korn, CFO bkorn@mtbc.com Matt Kreps, Darrow IR mkreps@darrowir.com (214) 597-8200


MTBC
Investor Relations
Company Overview
Price
$5.17
+0.03
(+0.66%)

Appendix

Non-GAAP Financial Measures Reconciliation

($000s) Adjusted EBITDA	2014	2015	2016	2017	2018	YTD 2018	YTD 2019
Net (loss) income	$ (4,509)	$ (4,688)	$ (8,797)	$ (5,565)	$ (2,138)	$ (1,562)	$ (1,204)
Provision (benefit) for income taxes	176	138	197	68	(157)	(152)	102
Net interest expense	157	262	646	1,307	250	193	82
Foreign exchange / other expense	135	(170)	53	(249)	(435)	(105)	408
Stock-based compensation expense	259	629	1,928	1,487	2,464	1,524	2,325
Depreciation and amortization	2,791	4,599	5,108	4,300	2,854	1,973	2,407
Transaction, integration, restructuring & impairment cost	1,076	341	976	791	1,891	1,457	1,539
Change in contingent consideration	(1,811)	(1,786)	(716)	152	73	68	(344)
Adjusted EBITDA	$ (1,726)	$ (675)	$ (605)	$ 2,291	$ 4,802	$ 3,396	$ 5,315

($000s) Adjusted Net Income	2014	2015	2016	2017	2018	YTD 2018	YTD 2019
Net (loss) income	$ (4,509)	$ (4,688)	$ (8,797)	$ (5,565)	$ (2,138)	$ (1,562)	$ (1,204)
Foreign exchange / other expense	135	(170)	53	(249)	(435)	(105)	408
Stock-based compensation expense	259	629	1,928	1,487	2,464	1,524	2,325
Amortization of purchased intangible assets	2,503	4,119	4,397	3,393	1,828	1,257	1,549
Transaction, integration, restructuring & impairment cost	1,076	341	976	791	1,891	1,457	1,539
Change in contingent consideration	(1,811)	(1,786)	(716)	152	73	68	(344)
Income tax expense (benefit) related to goodwill	-	172	175	27	(208)	(187)	30
Non-GAAP Adjusted Net Income	$ (2,347)	$ (1,383)	$ (1,984)	$ 36	$ 3,475	$ 2,452	$ 4,303

($000s) Adjusted Operating Income	2014	2015	2016	2017	2018	YTD 2018	YTD 2019
Operating (loss) income	$ (4,041)	$ (4,458)	$ (7,901)	$ (4,522)	$ (2,539)	$ (1,672)	$ (796)
Stock-based compensation expense	259	629	1,928	1,487	2,464	1,524	2,325
Amortization of purchased intangible assets	2,503	4,119	4,397	3,393	1,828	1,257	1,549
Transaction, integration, restructuring & impairment cost	1,076	341	976	791	1,891	1,457	1,539
Change in contingent consideration	(1,811)	(1,786)	(716)	152	73	68	(344)
Non-GAAP Adjusted Operating Income	$ (2,014)	$ (1,155)	$ (1,316)	$ 1,301	$ 3,717	$ 2,634	$ 4,273